AQUA VIE BEVERAGE CORP

                                Filing Type: 8-K
                           Description: Current Report
                            Filing Date: Dec 21, 2000
                            Period End:  Oct 31, 2000

                Primary Exchange: Over the Counter Bulletin Board
                                  Ticker: AVBC
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                                Table of Contents



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                                  8-K OTHERDOC

Item 4.........................................................................1

                                EX-99.1 OTHERDOC

EX-99.1 OTHERDOC...............................................................2
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported) December 21,2000

                          Aqua Vie Beverage Corporation
             (Exact name of registrant as specified in its chapter)

             WA                       000-24801-                820506425
(State or other jurisdiction)   (Commission File Number)      (IRS Employer
                                                           Identification No.)

333 South Main St. P.O. Box 6759, Ketchum, Idaho                   83340
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               (Address)                                       (zip code)

         Registrant's telephone number, including area code 208-622-7792


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          (former name or former address, if changed since last report)


Item 4. Changes in registrant's Certifying Accountant.

The report should be amended to state whether there were any disagreements with the former accountant during the registrant's two most recent fiscal years and any subsequent interim period preceding the date of resignation (i.e., 12/14/00).

As required in Item 7(c) of Form 8-K, the report should be amended to include a letter from the former accountant addressed to the Commission stating whether or not they agree with the disclosure contained in the Form. Such amendments should be filed under cover of Form 8-K/A and should include the letter from the former accountants filed as an Exhibit.

     Any  questions  regarding  the above  comments  should be directed to me at
(202) 942-1808

By: /s/ David Burton
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        David Burton
        Staff Accountant



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aqua Vie Beverage Corporation
(Registrant)

Date  December 20, 2000                     By: /s/ THOMAS GILLESPIE
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                                                    THOMAS GILLESPIE
                                                    President

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